HCC
Insurance Holdings
Inc.

ABOUT FORWARD LOOKING STATEMENTS

This presentation contains certain “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “probably”, or similar expressions, we are making forward looking statements.

Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

HCC

OVERVIEW

CORPORATE PROFILE

- International Specialty Insurance Group founded in 1974
- Operations include Life, and Property and Casualty Insurance Companies, Underwriting Agencies and Intermediaries
- Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY

- Capital Preservation through Underwriting Discipline
- Earnings Growth through Diversification of Operations, Opportunistic Expansion of Existing Lines of Business, Strategic Investments and Acquisitions
- Increased Return on Equity and Enhancement of Shareholder Value

HCC

ACQUISITION STRATEGY

- New Lines of Business
- Expansion of Existing Lines of Business
- Distribution
- Earnings Synergy

ACQUISITIONS

Company	Date Acquired	Purchase Price ($MM)	Primary Business
Avemco Group	6/97	255	Insurance Company Aviation
Rattner Mackenzie Limited	1/99	71	Lloyd's Reinsurance Broker Accident & Health Life
The Centris Group, Inc.	12/99	150	Underwriting Agency and Insurance Company Accident & Health Life
PIA / ASU	10/01	97	Underwriting Agency Professional Liability, Kidnap & Ransom, Specialty Disability & Contingency

HCC

OPERATIONS

REVENUE DIVERSIFICATION

- Earned Premium
- Management Fee Income
- Commission Income
- Investment Income

ORGANIZATIONAL STRUCTURE

Insurance Companies	Insurance Intermediaries	Underwriting Agencies
Houston Casualty Company	HCC Employee Benefits	HCC Benefits
HCC Life Insurance Company	HCC Intermediaries	Professional Indemnity Agency
U.S. Specialty Insurance Company	Rattner Mackenzie	ASU International
Avemco Insurance Company		

HCC

INSURANCE COMPANY OPERATIONS

- Capital Intensive
- Risk Bearing
- Limited Downside through Prudent Reinsurance
- Rapid Earnings Growth Potential

INSURANCE COMPANY PREMIUM
($ in millions)



Gross Written Premium
Net Written (Retained) Premium
$143
$346
$122
$498
$140
$568
$284
$967
$362
$1,022
1997
1998
1999
2000
2001
(Estimate)

HCC

CATASTROPHE REINSURANCE PHILOSOPHY

- Realistic Assessment of Exposures
- Reinsurance Protection for 100% of Probable Maximum Loss
- Quality Reinsurance Security
- Purchase Protection Every Year Regardless of Market Conditions

UNDERWRITING AGENCY OPERATIONS

- Provides Underwriting and Claims Expertise on behalf of Insurance Companies
- No Capital Required
- Non-Risk Bearing Management Fee Income
- Control of Premium Distribution

HCC

MANAGEMENT FEES
(Pro Forma, $ in millions)


$30
$42
$48
$64
$64
1997
1998
1999
2000
2001
(Estimate)

HCC

INTERMEDIARY OPERATIONS

- Specialty Retail, Wholesale and Reinsurance Brokers
- No Capital Required
- Non-Risk Bearing Commission Income

HCC

COMMISSION INCOME
($ in millions)



$25
$41
$58
$50
$46
1997
1998
1999
2000
2001
(Estimate)

HCC

LINES OF BUSINESS

- Life, Accident & Health
- Aviation
- Marine, Energy & Property
- Other – Including Kidnap & Ransom, Professional Liability, D&O Liability and Contingency

HCC

HCC IS A MARKET LEADER

- Medical Stop-Loss
- General Aviation
- Marine, Energy & Property
- Kidnap & Ransom
- Specialty Disability

FINANCIAL

STRONG BALANCE SHEET

- Conservative Loss Reserves
- Strong Liquidity and Positive Cash Flow
- High Quality Investment Portfolio
- Assets of $3.2 Billion
- Shareholders' Equity in excess of $710 million
- Debt to Total Capital Under 20%

STRONG GROWTH IN INVESTMENT ASSETS

($ in millions)



$519
$526
$581
$711
$912
1997
1998
1999
2000
9/30/01

HCC

CONSERVATIVE INVESTMENT PORTFOLIO


Taxable Securities - 29%
Investment Grade
Average Maturity: 3.7 years
Duration: 2.7 years
Tax Exempt Securities - 24%
Investment Grade
Average Maturity: 6.4 years
Duration: 4.7 years
Other
1%
Short Term
Investments – 46%

September 30, 2001
$912 million

HCC

INVESTMENT INCOME GROWTH
($ in millions)



$28
$29
$31
$40
$41
1997
1998
1999
2000
2001
(Estimate)

HCC

SUPERIOR REVENUE GROWTH
($ in millions)


$281
$310
$346
$474
$504
1997
1998
1999
2000
2001
(Estimate)

HCC

COMPANY HISTORY
($ in millions, except per share data)


Shareholders' Equity
Book Value Per Share
$7.50
$366
$8.94
$440
$9.20
$458
$10.34
$531
$11.87
$711
1997
1998
1999
2000
9/30/01

HCC

COMPETITIVE ADVANTAGES

- Highly Rated Insurance Companies
- Strong Financials
- Reputation and Experience
- Market Leader
- Group Synergy

HCC

INVESTMENT HIGHLIGHTS

- Favorable Industry Dynamics
- Revenue Diversification
- Market Leader
- Highly Motivated, Experienced Management Team
- Successful Acquisition Strategy
- Superior Financial Strength

HCC

ABOUT FORWARD LOOKING STATEMENTS

This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements.

Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

HCC

HCC
Insurance Holdings
Inc.